Eagle Growth and Income Opportunities Fund Schedule of Investments‡ (unaudited)	March 31, 2020

Investments	Shares	Value
COMMON STOCKS – 73.6% (56.8% of Total Investments)
Aerospace & Defense – 1.6%
Lockheed Martin Corp.	3,962	$1,342,920
Agriculture – 6.6%
Altria Group, Inc.	67,871	2,624,571
Philip Morris International, Inc.	40,752	2,973,266
Total Agriculture		5,597,837
Automobiles – 1.1%
Ford Motor Co.	186,020	898,477
Banks – 9.8%
Bank of Montreal (Canada)	48,719	2,448,617
Huntington Bancshares, Inc.	227,254	1,865,755
Truist Financial Corp.	55,844	1,722,229
Umpqua Holdings Corp.	206,475	2,250,578
Total Banks		8,287,179
Chemicals – 1.3%
LyondellBasell Industries NV, Class A (Netherlands)	22,717	1,127,445
Electric Utilities – 8.6%
Dominion Energy, Inc.	30,420	2,196,020
PPL Corp.	91,266	2,252,445
Southern Co. (The)	52,108	2,821,127
Total Electric Utilities		7,269,592
Multi-Utilities – 2.4%
CenterPoint Energy, Inc.	130,871	2,021,957
Oil, Gas & Consumable Fuels – 3.4%
Schlumberger Ltd.	54,110	729,944
TOTAL SA, ADR (France)	57,314	2,134,373
Total Oil, Gas & Consumable Fuels		2,864,317
Pharmaceuticals – 10.2%
AbbVie, Inc.	31,100	2,369,509
Merck & Co., Inc.	40,793	3,138,613
Pfizer, Inc.	94,714	3,091,465
Total Pharmaceuticals		8,599,587
Pipelines – 2.7%
Energy Transfer LP	248,653	1,143,804
ONEOK, Inc.	52,767	1,150,848
Total Pipelines		2,294,652
Real Estate Investment Trusts (REITs) – 12.5%
Crown Castle International Corp.	17,605	2,542,162
Digital Realty Trust, Inc.	19,858	2,758,475

See Notes to Schedule of Investments.

Eagle Growth and Income Opportunities Fund Schedule of Investments‡ (unaudited) (continued)	March 31, 2020

Investments	Shares	Value
COMMON STOCKS (continued)
Real Estate Investment Trusts (REITs) (continued)
EPR Properties	53,121	$1,286,591
Highwoods Properties, Inc.	52,894	1,873,505
Host Hotels & Resorts, Inc.	146,703	1,619,601
Weyerhaeuser Co.	28,194	477,888
Total Real Estate Investment Trusts (REITs)		10,558,222
Technology Hardware, Storage & Peripherals – 4.4%
Seagate Technology PLC (Ireland)	76,135	3,715,388
Telecommunications – 9.0%
AT&T, Inc.	93,140	2,715,031
Cisco Systems, Inc.	71,124	2,795,885
Verizon Communications, Inc.	39,392	2,116,532
Total Telecommunications		7,627,448
Total Common Stocks
(Cost $90,438,133)		62,205,021
PREFERRED STOCKS – 18.5% (14.3% of Total Investments)
Banks – 11.1%
Citigroup, Inc., Series J, 7.13%	20,000	517,800
Citigroup, Inc., Series K, 6.88%	20,000	515,600
Fifth Third Bancorp, Series I, 6.63%	40,000	1,023,200
First Republic Bank, Series I, 5.50%	16,640	413,171
Huntington Bancshares, Inc., Series D, 6.25%	20,000	488,800
JPMorgan Chase & Co., Series AA, 6.10%	40,000	1,002,400
PNC Financial Services Group, Inc. (The), Series P, 6.13%	20,000	514,400
Regions Financial Corp., Series B, 6.38%	40,000	958,800
SVB Financial Group, Series A, 5.25%	20,000	457,800
Synchrony Financial, Series A, 5.63%	10,000	170,600
TCF Financial Corp., Series C, 5.70%	50,000	1,143,500
US Bancorp, Series F, 6.50%	5,357	137,996
Wells Fargo & Co., Series Q, 5.85%	40,000	974,000
Wells Fargo & Co., Series R, 6.63%	41,000	1,086,910
Total Banks		9,404,977
Capital Markets – 3.2%
Apollo Global Management, Inc., Series A, 6.38%	60,000	1,415,400
Goldman Sachs Group, Inc. (The), Series K, 6.38%	40,000	1,041,200
Oaktree Capital Group LLC, Series A, 6.63%	10,000	223,300
Total Capital Markets		2,679,900
Electric Utilities – 1.2%
DTE Energy Co., Series B, 5.38%	20,000	477,400
Southern Co. (The), 6.25%	20,000	503,200
Total Electric Utilities		980,600
Insurance – 1.6%
WR Berkley Corp., 5.75%	60,000	1,320,600

See Notes to Schedule of Investments.

Eagle Growth and Income Opportunities Fund Schedule of Investments‡ (unaudited) (continued)	March 31, 2020

Investments	Shares	Value
PREFERRED STOCKS (continued)
Pipelines – 0.7%
Energy Transfer Operating LP, Series D, 7.63%	20,000	$254,000
Energy Transfer Operating LP, Series E, 7.60%	30,000	372,900
Total Pipelines		626,900
Real Estate Investment Trusts (REITs) – 0.7%
EPR Properties, Series G, 5.75%	40,000	622,000
Total Preferred Stocks
(Cost $17,683,303)		15,634,977
MASTER LIMITED PARTNERSHIP – 1.6% (1.2% of Total Investments)
Entertainment – 1.6%
Cedar Fair LP	72,111	1,322,516
(Cost $3,962,222)

	Principal
CORPORATE BONDS – 31.0% (23.9% of Total Investments)
Agriculture – 0.6%
Darling Ingredients, Inc., 5.25%, 04/15/27(a)	$500,000	489,850
Auto Parts & Equipment – 1.3%
Adient US LLC, 7.00%, 05/15/26(a)	500,000	467,500
Panther BF Aggregator 2 LP / Panther Finance Co., Inc., 8.50%, 05/15/27(a)	750,000	660,862
Total Auto Parts & Equipment		1,128,362
Automobiles – 0.5%
Ford Motor Credit Co. LLC, 5.11%, 05/03/29	500,000	437,500
Banks – 1.9%
Citigroup, Inc., Series V, 4.70%, Perpetual(b)	500,000	427,500
Citizens Financial Group, Inc., Series C, 6.38%, 12/31/49	750,000	667,768
Goldman Sachs Group, Inc. (The), Series Q, 5.50%, 12/31/49	500,000	481,250
Total Banks		1,576,518
Building Materials – 1.1%
Builders FirstSource, Inc., 6.75%, 06/01/27(a)	450,000	445,217
Masonite International Corp., 5.38%, 02/01/28(a)	400,000	396,620
Patrick Industries, Inc., 7.50%, 10/15/27(a)	100,000	99,000
Total Building Materials		940,837
Capital Markets – 0.5%
Apollo Management Holdings LP, 4.95%, 01/14/50(a)	500,000	450,948
Chemicals – 0.1%
Rayonier AM Products, Inc., 5.50%, 06/01/24(a)	250,000	120,000
Commercial Services – 2.1%
ASGN, Inc., 4.63%, 05/15/28(a)	250,000	236,250
Ashtead Capital, Inc., 5.25%, 08/01/26(a)	250,000	239,931

See Notes to Schedule of Investments.

Eagle Growth and Income Opportunities Fund Schedule of Investments‡ (unaudited) (continued)	March 31, 2020

Investments	Principal	Value
CORPORATE BONDS (continued)
Commercial Services (continued)
Brink's Co. (The), 4.63%, 10/15/27(a)	$750,000	$699,150
Herc Holdings, Inc., 5.50%, 07/15/27(a)	250,000	234,375
Hertz Corp. (The), 6.00%, 01/15/28(a)	250,000	133,750
United Rentals (North America), Inc., 4.88%, 01/15/28	250,000	243,750
Total Commercial Services		1,787,206
Distribution / Wholesale – 0.3%
Performance Food Group, Inc., 5.50%, 10/15/27(a)	250,000	233,750
Diversified Financial Services – 0.2%
AerCap Holdings NV (Ireland), 5.88%, 10/10/79	250,000	175,000
Diversified Holding Companies – 0.5%
VistaJet Malta Finance PLC / XO Management Holding, Inc. (Malta), 10.50%, 06/01/24(a)	500,000	408,125
Electric Utilities – 1.2%
CenterPoint Energy, Inc., Series A, 6.13%, Perpetual(b)	600,000	513,000
Clearway Energy Operating LLC, 5.75%, 10/15/25	500,000	495,000
Total Electric Utilities		1,008,000
Electrical Components & Equipment – 0.6%
Energizer Holdings, Inc., 7.75%, 01/15/27(a)	500,000	521,850
Entertainment – 0.5%
Live Nation Entertainment, Inc., 4.75%, 10/15/27(a)	500,000	447,500
Environmental Control – 0.4%
Stericycle, Inc., 5.38%, 07/15/24(a)	300,000	297,761
Food Products – 1.6%
Conagra Brands, Inc., 7.13%, 10/01/26	300,000	346,903
Kraft Heinz Foods Co., 3.75%, 04/01/30(a)	250,000	238,421
Kraft Heinz Foods Co., 5.20%, 07/15/45	300,000	290,478
Post Holdings, Inc., 5.50%, 12/15/29(a)	500,000	495,000
Total Food Products		1,370,802
Forest Products & Paper – 1.3%
Mercer International, Inc. (Canada), 5.50%, 01/15/26	750,000	585,000
Schweitzer-Mauduit International, Inc., 6.88%, 10/01/26(a)	500,000	502,500
Total Forest Products & Paper		1,087,500
Healthcare - Services – 0.6%
HCA, Inc., 5.63%, 09/01/28	500,000	531,400
Home Builders – 1.8%
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp. (Canada), 4.88%, 02/15/30(a)	250,000	192,425
KB Home, 4.80%, 11/15/29	250,000	214,612
M/I Homes, Inc., 4.95%, 02/01/28(a)	750,000	642,188

See Notes to Schedule of Investments.

Eagle Growth and Income Opportunities Fund Schedule of Investments‡ (unaudited) (continued)	March 31, 2020

Investments	Principal	Value
CORPORATE BONDS (continued)
Home Builders (continued)
PulteGroup, Inc., 5.50%, 03/01/26	$500,000	$501,200
Total Home Builders		1,550,425
Hotels, Restaurants & Leisure – 0.5%
MGM Resorts International, 5.50%, 04/15/27	490,000	450,800
Household Products – 0.4%
Spectrum Brands, Inc., 5.00%, 10/01/29(a)	400,000	344,000
Housewares – 0.3%
Scotts Miracle-Gro Co. (The), 4.50%, 10/15/29	250,000	240,000
Industrial – 0.4%
AerCap Global Aviation Trust (Ireland), 6.50%, 06/15/45(a)	400,000	337,000
Internet – 0.8%
GrubHub Holdings, Inc., 5.50%, 07/01/27(a)	750,000	670,781
Iron / Steel – 0.4%
Cleveland-Cliffs, Inc., 5.88%, 06/01/27(a)	500,000	300,000
Media – 3.2%
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 08/15/30(a)	250,000	247,500
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.38%, 10/23/35	300,000	360,642
CSC Holdings LLC, 6.50%, 02/01/29(a)	500,000	544,245
Discovery Communications LLC, 4.88%, 04/01/43	300,000	292,978
Sinclair Television Group, Inc., 5.50%, 03/01/30(a)	500,000	417,500
Sirius XM Radio, Inc., 5.50%, 07/01/29(a)	500,000	515,000
ViacomCBS, Inc., 5.85%, 09/01/43	300,000	308,328
Total Media		2,686,193
Miscellaneous Manufacturing – 0.5%
Koppers, Inc., 6.00%, 02/15/25(a)	500,000	407,500
Oil, Gas & Consumable Fuels – 0.1%
Hilcorp Energy I LP / Hilcorp Finance Co., 6.25%, 11/01/28(a)	250,000	110,000
Packaging & Containers – 0.6%
Greif, Inc., 6.50%, 03/01/27(a)	500,000	484,550
Pipelines – 1.6%
Enable Midstream Partners LP, 4.95%, 05/15/28	750,000	523,962
EnLink Midstream LLC, 5.38%, 06/01/29	500,000	270,000
MPLX LP, Series B, 6.88%, 12/31/49	750,000	382,500
Plains All American Pipeline LP / PAA Finance Corp., 4.30%, 01/31/43	300,000	177,224
Total Pipelines		1,353,686
Real Estate Investment Trusts (REITs) – 0.8%
Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LLC, 5.75%, 05/15/26(a)	250,000	209,095

See Notes to Schedule of Investments.

Eagle Growth and Income Opportunities Fund Schedule of Investments‡ (unaudited) (continued)	March 31, 2020

Investments	Principal	Value
CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
GLP Capital LP / GLP Financing II, Inc., 5.30%, 01/15/29	$500,000	$428,585
Total Real Estate Investment Trusts (REITs)		637,680
Semiconductors – 0.4%
KLA Corp., 5.65%, 11/01/34	300,000	354,606
Technology Hardware, Storage & Peripherals – 1.3%
Dell International LLC / EMC Corp., 5.30%, 10/01/29(a)	750,000	734,784
Hewlett-Packard Co., 6.00%, 09/15/41	300,000	320,512
Total Technology Hardware, Storage & Peripherals		1,055,296
Telecommunications – 1.8%
AT&T, Inc., 6.38%, 03/01/41	395,000	504,491
AT&T, Inc., 4.35%, 06/15/45	300,000	319,231
CommScope, Inc., 8.25%, 03/01/27(a)	750,000	735,000
Total Telecommunications		1,558,722
Trucking & Leasing – 0.8%
Avolon Holdings Funding Ltd. (Ireland), 4.38%, 05/01/26(a)	750,000	655,869
Total Corporate Bonds
(Cost $29,146,814)		26,210,017
SENIOR LOANS(c) – 1.7% (1.3% of Total Investments)
Healthcare - Medical Devices – 0.8%
Carestream Health, Inc. (aka Onex), Extended Term Loan - First Lien, 7.320% (LIBOR + 6.250%, 1.000% Floor), 02/28/21	498,407	459,032
National Seating & Mobility, Inc. Term Loan - First Lien, 6.700% (3-Month USD LIBOR + 5.250%, 0.000% Floor), 11/07/26(d)	231,250	207,605
Total Healthcare - Medical Devices		666,637
Hotels, Restaurants & Leisure – 0.2%
Portillo's Holdings, LLC, Term Loan - First Lien, 6.950% (3-Month USD LIBOR + 5.500%, 1.000% Floor), 09/06/24(d)	248,750	205,219
Real Estate – 0.5%
Avision Young Canada, Inc., Term Loan - First Lien, 6.780% (3-Month USD LIBOR + 5.000%, 0.000% Floor), 02/01/26	497,487	408,565
Software – 0.2%
Exact Merger Sub, LLC (ECI Software), Term Loan - First Lien, 5.700% (3-Month USD LIBOR + 4.2500%, 1.000% Floor), 09/27/24	139,374	122,417
Total Senior Loans
(Cost $1,597,056)		1,402,838

See Notes to Schedule of Investments.

Eagle Growth and Income Opportunities Fund Schedule of Investments‡ (unaudited) (continued)	March 31, 2020

	Shares	Value
MONEY MARKET FUND – 3.2% (2.5% of Total Investments)
Morgan Stanley Institutional Liquidity Treasury Portfolio – Institutional Share Class, 0.12%(e)
(Cost $2,704,475)	2,704,475	$2,704,475
Total Investments – 129.6%
(Cost $145,532,003)		109,479,844
Borrowings – (34.3)%		(29,000,000)
Other Assets in Excess of Liabilities – 4.7%		4,012,615
Net Assets – 100.0%		$84,492,459

ADR - American Depositary Receipt

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

‡	Securities are U.S. securities, unless otherwise noted.
(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Total fair value of Rule 144A securities amounts to $15,365,797 which represents approximately 18.2% of net assets as of March 31, 2020. Unless otherwise noted, 144A securities are deemed to be liquid.
(b)	Perpetual, callable security with no stated maturity date.
(c)	Senior loans pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate, often subject to a floor, plus a spread, unless otherwise indicated. The most popular benchmark lending rates are the London Interbank Offered Rate (“LIBOR”), the rate that contributor banks in London charge each other for interbank deposits, and the prime rate offered by one or more major U.S. banks (“Prime”). Both LIBOR and Prime were utilized as benchmark lending rates for the senior loans at March 31, 2020. The rates shown represent the contractual rates (benchmark rate or floor plus spread) in effect at period end. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
(d)	Fair Value Level 3 security. All remaining securities are categorized as Level 1 and 2.
(e)	Rate shown reflects the 7-day yield as of March 31, 2020.

See Notes to Schedule of Investments.

Eagle Growth and Income Opportunities Fund Schedule of Investments‡ (unaudited) (continued)	March 31, 2020

Fair Value Measurement

The following table summarizes the valuation of the Fund’s investments under the fair value hierarchy levels as of March 31, 2020:

	Level 1	Level 2	Level 3	Total
Assets Type
Common Stocks*	$62,205,021	$–	$–	$62,205,021
Corporate Bonds*	–	26,210,017	–	26,210,017
Preferred Stocks*	15,634,977	–	–	15,634,977
Senior Loans
Healthcare - Medical Devices	–	459,032	207,605	666,637
Hotels, Restaurants & Leisure	–	–	205,219	205,219
Real Estate	–	408,565	–	408,565
Software	–	122,417	–	122,417
Master Limited Partnerships*	1,322,516	–	–	1,322,516
Money Market Fund	2,704,475	–	–	2,704,475
Total Investments	$81,866,989	$27,200,031	$412,824	$109,479,844

*	Please refer to the Schedule of Investments for breakdown of valuations by industry.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Senior Loans	Corporate Bonds	Total
Balance as of December 31, 2019	$1,840,885	$319,125	$2,160,010
Realized gain (loss)	(208,502)	24,447	(184,055)
Change in unrealized depreciation	(176,179)	(24,822)	(201,001)
Amortization	524	-	524
Purchases	-	-	-
Sales and principal paydowns	(1,043,904)	(318,750)	(1,362,654)
Transfers into Level 3	-	-	-
Transfers out of Level 3	-	-	-
Balance as of March 31, 2020	$412,824	$-	$412,824
Net change in unrealized depreciation attributable to level 3 investments held at March 31, 2020	$(66,365)	$-	$(66,365)

Investments were transferred into Level 3 during the period ended March 31, 2020 due to changes in the quantity and quality of information, specifically the number of vendor quotes available to support the valuation of each investment and the increased incidence of stale prices, as assessed by the Adviser. Investments were transferred out of Level 3 during the period ended March 31, 2020 due to improvements in the quantity and quality of information, specifically the number of vendor quotes available to support the valuation of each investment and the reduced incidence of stale prices, as assessed by the Adviser.

See Notes to Schedule of Investments.

Eagle Growth and Income Opportunities Fund Schedule of Investments‡ (unaudited) (continued)	March 31, 2020

Fair Value Measurement (continued)

The valuation techniques and significant amounts of unobservable inputs used in Fund’s Level 3 securities are outlined in the table below:

	Fair Value	Valuation Technique	Unobservable Input	Range	Direction Change in Fair Value Resulting from Increase in Unobservable Inputs(1)
Senior Loans	$412,824	Third-party vendor pricing service	Broker quotes	N/A	Increase

(1)	This column represents the direction change in the fair value of Level 3 securities that would result from an increase to the corresponding unobservable inputs. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower gain value determination.

See Notes to Schedule of Investments.

Eagle Growth and Income Opportunities Fund Schedule of Investments (unaudited) (concluded)	March 31, 2020

SUMMARY OF SCHEDULE OF INVESTMENTS	% of Net Assets
Aerospace & Defense	1.6%
Agriculture	7.2
Auto Parts & Equipment	1.3
Automobiles	1.6
Banks	22.8
Building Materials	1.1
Capital Markets	3.7
Chemicals	1.4
Commercial Services	2.1
Distribution / Wholesale	0.3
Diversified Financial Services	0.2
Diversified Holding Companies	0.5
Electric Utilities	11.0
Electrical Components & Equipment	0.6
Entertainment	2.1
Environmental Control	0.4
Food Products	1.6
Forest Products & Paper	1.3
Healthcare - Medical Devices	0.8
Healthcare - Services	0.6
Home Builders	1.8
Hotels, Restaurants & Leisure	0.7
Household Products	0.4
Housewares	0.3
Industrial	0.4
Insurance	1.6
Internet	0.8
Iron / Steel	0.4
Media	3.2
Miscellaneous Manufacturing	0.5
Money Market Fund	3.2
Multi-Utilities	2.4
Oil, Gas & Consumable Fuels	3.5
Packaging & Containers	0.6
Pharmaceuticals	10.2
Pipelines	5.0
Real Estate	0.5
Real Estate Investment Trusts (REITs)	14.0
Semiconductors	0.4
Software	0.2
Technology Hardware, Storage & Peripherals	5.7
Telecommunications	10.8
Trucking & Leasing	0.8
Total Investments	129.6
Line of Credit Payable	(34.3)
Other Assets in Excess of Liabilities	4.7
Net Assets	100.0%

See Notes to Schedule of Investments.

Eagle Growth and Income Opportunities Fund Notes to the Schedule of Investments (unaudited)	March 31, 2020

1. ORGANIZATION AND OPERATIONS

Eagle Growth and Income Opportunities Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a statutory trust established under the laws of Delaware by a Certificate of Trust dated April 22, 2013. The Fund commenced operations on June 19, 2015.

The Fund’s investment objective is to provide total return through a combination of current income and capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets, defined as the total assets of the Fund (including any assets attributable to borrowings for investment purposes), minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes), in dividend or other income paying equity securities and debt securities, excluding securities that distribute a return of capital, original issue discount bonds and payment-in-kind debt instruments.

First Eagle Alternative Credit, LLC (“FEAC” or the “Adviser”) (formerly known as THL Credit Advisors, LLC (“THL Credit”)) serves as the interim investment adviser to the Fund and Eagle Asset Management, Inc., a wholly-owned subsidiary of Raymond James Financial, Inc. (“Eagle” or the “Sub-adviser”) serves as interim sub-adviser to the Fund. Effective January 31, 2020, the Adviser completed a change of control transaction (the “Transaction”) which resulted in an “assignment” of the then-current investment advisory agreement between the Fund and the Adviser under 1940 Act, causing the interim investment advisory agreement to terminate automatically by its terms. The Adviser and Eagle continue to serve as the Fund’s interim adviser and sub-adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company that applies the accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946 — “Financial Services — Investment Companies.” The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the Fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The Fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

The following summarizes the significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: The Fund holds portfolio securities that are fair valued at the close of each day on the New York Stock Exchange (“NYSE”), normally at 4:00 P.M., Eastern Time. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to a valuation committee (the “Committee”), subject to the Board’s supervision and direction, through the adoption of procedures for valuation of the Fund’s securities (the “Valuation Procedures”). The Committee consists of certain designated individuals of the Fund’s Adviser and Sub-adviser. Under the current Valuation Procedures, the Committee is responsible for, among other things, determining and monitoring the value of the Fund’s assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities.

The Fund’s securities are valued by various methods, as described below:

Exchange traded securities are valued at the last quoted sales price as of the close of the exchange or, in the absence of a sale, the closing bid price, with the exception that for securities traded on the London Stock Exchange and National Association of Securities Dealers’ Automated Quotation System, those securities are valued at the official closing price.

Non-exchange traded equity securities are valued at prices supplied by the Fund’s pricing agent based on the average of the bid/ask prices quoted by brokers that are knowledgeable about the securities.

Fixed income securities (including short-term obligations) are valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations, or in the absence of broker-dealer supplied valuations, matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

Senior loans are valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations (including mid or average prices) and other criteria. If the Committee does not believe that the pricing agent price reflects the current market value, the Adviser or Sub-adviser will determine a recommended method of valuing the senior loan for consideration by the Committee.

Eagle Growth and Income Opportunities Fund Notes to the Schedule of Investments (unaudited) (concluded)	March 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (concluded)

Money market funds are valued at their net asset value.

If a price is not available from an independent pricing service or broker, or if the price provided is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. Fair value methods may include, but are not limited to, the use of market comparable and/or income approach methodologies. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.

Fair Value Measurement

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions that a market participant would use in valuing the asset or liability based on the best information available.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933 as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts and acts of terrorism.

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities.

The valuation techniques used by the Fund to measure fair value during the period ended March 31, 2020 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

3. PLANNED LIQUIDATION OF FUND

As approved by the Board on May 27, 2020, the Fund has entered dissolution and will begin the orderly liquidation of its assets and pay or make reasonable provision to pay all of its claims and obligations, including potential claims and obligations. During this period, the Fund will cease to pursue its investment objective and policies. The Board also has approved the termination of the Fund's credit facility and the Fund is no longer utilizing any leverage.

The Fund currently anticipates that, in order to make reasonable provision for certain potential claims and obligations, a substantial portion of the proceeds from liquidation will not be able to be immediately distributed to shareholders. It is therefore anticipated that the Fund's liquidating distributions will be comprised of a cash liquidation distribution plus a 1:1 per share interest in a liquidating trust established to hold the Fund's remaining assets and liabilities, including potential contingent liabilities. The liquidating distributions together will represent substantially all of the Fund's net assets at the time of liquidation.